SECURITIES PURCHASE AGREEMENT


     THIS SECURITIES PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between Harvest Restaurant Group, Inc., a Texas corporation, with headquarters located at 1250 N.E. Loop 410, Suite 335, San Antonio, TX 78209 ("Company"), and the undersigned (the "Buyer").

                                   WITNESSETH:

     WHEREAS, the Company and the Buyer are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D ("Regulation D" as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the " 1933 Act"), and/or
Section 4(2) of the 1933 Act; and

     WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, 7% Series B convertible preferred stock, $1.00 par value per share(the "Preferred Stock"), of the Company which will be convertible into shares of either (1) Company's publicly traded Series A convertible preferred stock, $1.00 par value per share ( the "Series A Preferred") or (2) the Company's Common Stock, $.0l par value per share (the "Common Stock"), together referred to as the shares ("Shares"); upon the terms and subject to the conditions of such Preferred Stock (the Common Stock, the Series A Preferred and the Preferred Stock sometimes referred to herein as the "Securities"), and subject to acceptance of this Agreement by the Company.

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. AGREEMENT TO PURCHASE; PURCHASE PRICE.

     a. Purchase. The undersigned hereby agrees to initially purchase from the Company, the Preferred Stock of the Company, in the principal amount set forth on the signature page of this Agreement, out of a total offering of $3,000,000 in Preferred Stock as more specifically set forth in section 4(h), and having the terms and conditions and being in the form attached hereto as Annex I. The Preferred Stock is being offered at a purchase price of ten thousand dollars ($10,000) per share in minimum subscription amounts of at least five (5) shares ($50,000). The offering amount for the first and second tranches is one hundred fifty (150) shares of Preferred Stock, or a total of three hundred shares (300) of Preferred stock and a total of three million dollars ($3,000,000). The offering amount may be increased upon the consent of 100% of the purchasers. The purchase price for the Preferred Stock for each purchaser shall be as set forth on the signature page hereto and shall be payable in United States Dollars.

     b. Form of Payment. The Buyer shall pay the purchase price for the Preferred Stock by delivering immediately available good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as Annex III (the "Joint Escrow Instructions") as set forth below. Promptly following payment by the Buyer to the Escrow Agent of the purchase price of the Preferred Stock, the Company shall deliver the Preferred Stock duly executed on behalf of the Company to the Escrow Agent. By signing this Agreement, Buyer and Company, and subject to acceptance by the Escrow Agent, agree to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

     C. Method of Payment. Payment into escrow of the purchase price for the Preferred Stock shall be made by wire transfer of funds to:





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                  Peninsula Bank of San Diego
                  Attn: Wire Dept
                  1331 Rosecrans Street
                  San Diego, CA  92106
                  Fax Number: 619-226-5483

                  ABA No. 122234822
                  Account No. 139952701
                  ATTN:  Lenie Holland
                  Ref:  Law Offices of Lance T. Bury

Not later than 12:00 noon, New York time, on December 24, 1997 the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Escrow Agent by facsimile; the Buyer(s) shall deposit with the Escrow Agent the aggregate purchase price for the Preferred Stock of an initial amount of $1,500,000 for the first Closing (as defined below), in currently available funds. The exact timing of the payment for any Additional Closing Date (as defined in section 7) will be agreed to by the parties, but shall be in compliance with section 4(g). Time is of the essence with respect to such payments, and failure by the Buyer to make such payments, shall allow the Company to cancel this Agreement.


     2.  BUYER  REPRESENTATIONS,   WARRANTIES,   ETC.;  ACCESS  TO  INFORMATION;
INDEPENDENT INVESTIGATION.

     a. The Buyer represents and warrants to, and covenants and agrees with, the Company as follows: Without limiting Buyer's right to sell the Series A Preferred or any Common Stock pursuant to the Registration Statement the buyer is purchasing the Preferred Stock and will be acquiring the shares of Series A Preferred or Common Stock issuable upon conversion of the Preferred Stock for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof;

     b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), and (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities;

     c. All subsequent offers and sales of the Preferred Stock, and (1) the shares of Series A Preferred issuable upon conversion of, or as dividends on, or
(2) the shares of Common Stock issuable upon conversion of, or issued as dividends on, the Preferred Stock (the "Shares") by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration;

     d. The Buyer understands that the Preferred Stock are being offered and sold, and the Shares are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Preferred Stock and to receive an offer of the Shares;

     e. The Buyer and its advisors, if any, have been furnished with, or obtained through independent investigation, all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Stock and the offer of the Shares which have been requested by the Buyer, including Risk Factors, Capitalization Schedule and Use of Proceeds included with Annex V hereto. The Buyer


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



and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K for the fiscal year ended December 29, 1996, (2) Quarterly Reports on Form 1O-Q for the fiscal quarters ended April 20, 1997, July 13, 1997 and October 5, 1997, and (3) Forms 8-K available via the EDGAR on line data base (the "Company's SEC Documents").

     f. The Buyer understands that its investment in the Securities involves a high degree of risk;

     g. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities;

     h. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

     Neither the Buyer, nor any affiliate of the Buyer, has any present intention of entering into, any put option, short position, or other similar position with respect to the Preferred Stock or the Shares.

     j. Notwithstanding the provisions hereof or of the Preferred Stock, in no event (except with respect to an Event of Mandatory Conversion upon the maturity of the Preferred Stock) shall the holder be entitled to convert any Preferred Stock to the extent after such conversion, the sum of (1) the number of shares of Common Stock beneficially owned by the Buyer and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Preferred Stock), and (2) the number of shares of Common Stock issuable upon the conversion of the Preferred Stock with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Buyer and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such proviso.

     3. COMPANY REPRESENTATIONS, ETC.

     The Company represents and warrants to the Buyer that:

     a. Concerning the Shares. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Series A Preferred or Common Stock.

     b. Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and traded on the Nasdaq Small Cap Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Series A Preferred or the Common Stock for such listing.

     c. Authorized Shares. The Company has sufficient authorized and unissued Shares as may be reasonably necessary to effect the conversion of the Preferred Stock. The Shares have been duly authorized and, when issued upon conversion of, or as dividends on, the Preferred Stock, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

     d. Securities Purchase Agreement; Registration Rights Agreement and Stock. This Agreement and the Registration Rights Agreement, the form of which is attached hereto as Annex IV (the "Registration Rights Agreement "), and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the


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



Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and the Preferred Stock will be duly and validly authorized and, when executed and delivered on behalf of the Company in accordance with this Agreement, will be a valid and binding obligation of the Company in accordance with its terms, subject to general principles of equity and to bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally.

     e. Non-contravention. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Registration Rights Agreement, and the Preferred Stock do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Series A Preferred or Common Stock except as herein set forth, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or (iv) to its knowledge, order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein.

     f. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the Stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

     g. SEC Filings. None of the SEC Filings with the Securities and Exchange Commission since and including the filing of the 10-K ending December 29, 1996 contained, at the time they were filed, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. Except as set forth on Annex V hereto, the Company has since December 29, 1996 timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

     h. Absence of Certain Changes. Since January 1, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, or results of operations of the Company, except as disclosed in Annex V or in the documents referred to in
Section 2(e) hereof.

     i. Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally) or as disclosed in the documents referred to in Section 2(e), that has not been disclosed in writing to the Buyer that (i) would reasonably be expected to have a material adverse effect on the business or financial condition of the Company or (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

     j. Absence of Litigation. Except as set forth in Annex V hereto, and in the documents referred to in Section 2(e), which the Buyer has reviewed, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business or financial condition of the Company or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

     k. Absence of Events of Default.  Except as set forth in Annex V hereto and
Section 3(e), no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a material adverse effect on the Company's financial condition or results of operations.


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




     l. Prior Issues. Any convertible securities issued by the Company during the past 12 months has been fully disclosed as set forth in Annex V. The Company has not issued any convertible securities that can convert into Company's Series A Preferred stock. The presently outstanding unconverted principal amount of each such issuance as at October 5, 1997 are set forth in Annex V.

     4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

     a. Transfer Restrictions. The Buyer acknowledges that (1) the Preferred Stock have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

     b. Restrictive Legend. The Buyer acknowledges and agrees that the Preferred Stock, and, until such time as the Series A Preferred and/or Common Stock has been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with an effective registration statement ("Registration Statement"), the Shares issued to the Holder upon conversion of the Preferred Stock shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of the Preferred Stock and such Shares):

                THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

     c. Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement, in substantially the form attached hereto as Annex IV, on or before the Closing Date.

     d. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Preferred Stock to the Buyer under any United States laws and regulations, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

     e. Reporting Status. So long as the Buyer beneficially owns any of the Preferred Stock, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

     f. Use of Proceeds. The Company will use the proceeds from the sale of the Preferred Stock (excluding amounts paid by the Company for legal fees and finder's fees in connection with the sale of the Preferred Stock) for internal the acquisitions of additional Harvest Rotisserie restaurants and working capital purposes, and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership enterprise or other person. The projected use of proceeds for the initial $1,500,000, and the additional $1,500,000 are as set forth as attached hereto as Annex V.


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



     g. Company's Option. At the option of the Company, in addition to Buyer's initial $1,500,000 closing (to take place by December 24, 1997), the Buyer agrees to purchase up to an additional $1,500,000 principal amount of Preferred Stock (the "Additional Preferred Stock") in one additional closing of $1,500,000, occurring no sooner than the 30th day and no later than the 75th day after the Effective Date (as defined below) and upon 10 days written demand by the Company, upon the same terms and conditions as those applicable to the Preferred Stock issued pursuant to this Agreement (the "Additional Closing Date"). Buyer's obligation to purchase the Additional Preferred Stock on the Additional Closing Date shall be contingent upon the satisfaction of the following conditions: On the Additional Closing Date (i) the Registration
Statement required to be filed under the Registration Rights Agreement is effective, or if prior to 90 days after the Closing Date, Company has placed into escrow a sufficient number of shares of registered Common Stock to the satisfaction of the Buyer, (the "Effective Date"), (ii) the representations and warranties of the Company contained in Section 3 are true and correct in all material respects, and (iii) the Fixed Conversion Price of the Series A Preferred Stock (as defined in the Statement of Resolution) on each Additional Closing Date so long as the Series A Preferred Stock price exceeds $6.00 per share, and (iv) the average dollar volume for the twenty (20) trading days preceding each Additional Closing Date equals or exceeds $175,000 for either the Series A Preferred or Common Stock. Each share of such Preferred Stock shall mature on the last day of the 36th month following its issuance,

     h. Available Shares. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Series A Preferred and Common Stock sufficient to yield the number of shares of Series A Preferred or Common Stock issueable at conversion as may be required to satisfy the conversion rights of the Buyer pursuant to the terms and conditions of the Preferred Stock. Company agrees when it files the registration statement in accordance with the terms of the Registration Rights Agreement it will register
2.5 times (1) the number of shares of Series A Preferred and (2) the number of shares of Common Stock that Buyer's Preferred Stock would have converted into on the date of Closing.

     i. Capital Raising Restrictions: The Company agrees that for a period ending no less than 60 days after any Closing Date or Additional Closing Date it will not issue any securities at a discount (other than in a public debt offering with an original issue discount) that can be convertible into Company's Series A Preferred or Common Stock without the express written consent of 75% of the then existing holders of the Preferred Stock.

     j. Buyer's Conversion Into More Liquid Security. Buyer or holder may convert its Preferred Stock into either Company's Series A Preferred or Common Stock, and agrees to convert its Preferred Stock into the security which has the highest average dollar trading volume the prior 20 trading days; provided, however, if the closing bid of Company's Common Stock is $3.00 or less on the date of conversion then Buyer or holder shall convert into the Series A Preferred Stock. However, Buyer or holder can convert into Common Stock if $3.00 or less if he otherwise would be precluded from converting into Company's Series A Preferred. Furthermore, if by converting into one security rather than the other would cause Company to be in violation of a Nasdaq or NASD rule or listing requirement, then the Buyer or holder shall be precluded from converting into such security.

     k. Company Understands Dilutive Impact of Issuing Additional Shares of Preferred or Common Stock. Company represents it is aware that the issuance of additional shares of Series A Preferred or Company's Common Stock will have a dilutive effect on the current security holders of each such class of stock. Company understands there is a possibility that the stock price of Company's Series A Preferred stock or its Common Stock could drop upon the issuance (or expected issuance) of additional shares of such security and that the larger amount of money it raises increases the likelihood that a higher number of new shares will be sold into the market and negatively impact the stock price of each such class of stock.

     1. Rule 144 Stock Issued and Outstanding. Company represents that the number of shares of Rule 144 stock that have been issued are listed in accompanying Exhibit V, and that to the best of Company's knowledge all or substantially all of such shares have been converted into the market as of December 15, 1997.

     m. Company Has Not Paid Brokers to Promote Company's Stock. Company represents that to the best of its knowledge the Company has never paid off any brokers or been a party to pay offs to sell or promote its shares of Common Stock or Series A Preferred.


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

     n. Timely Filing of Registration Statement. Company understands that a delay in the filing of the S-3 registration statement (or other suitable form agreed to by Buyer) pursuant to the accompany Registration Rights Agreement could result in economic loss to the Buyer. As compensation to the Buyer for such loss, the Company agrees to pay Buyer or holder for the late filing of the registration statement, Company agrees to pay Buyer or holder for such late filing an amount, payable in cash or Series A Preferred at Buyer or holder's option, equal to 2% of the gross purchase price paid by Buyer for the Series B Preferred Stock if not filed within 30 days from the Closing and 3% of the gross purchase price if not filed within 45 days from the Closing. Such amounts shall be in addition to the amounts payable if Company fails to have the registration statement declared effective within 90 days, as detailed in the Registration Rights Agreement of even date.


     5. TRANSFER AGENT INSTRUCTIONS.

     a. Promptly following the delivery by the Buyer of the aggregate purchase price for the Preferred Stock in accordance with Section I (c) hereof, the Company will irrevocably instruct its transfer agent to issue Series A Preferred or Common Stock from time to time upon conversion of the Preferred Stock in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Preferred Stock. The Company warrants that no instruction other than such instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 4(a) hereof prior to registration and sale of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer (or holder) provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer (or holder) of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Securities and, in the case of the Shares, promptly instruct the Company's transfer agent to issue one or more certificates for Series A Preferred or Common Stock without legend in such name and in such denominations as specified by the Buyer (or holder).

     b. The Company will permit the Buyer or holder to exercise its right to convert the Preferred Stock by faxing an executed and completed Notice of Conversion to the Company and delivering within three business days thereafter, a copy or the original Notice of Conversion and the original Preferred Stock certificate representing a sufficient number of shares to the Company or transfer agent by express courier, (with a copy to the other party). Each date on which a Notice of Conversion is faxed to and received by the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will transmit the certificates representing the Shares issuable upon conversion of any Preferred Stock (together with the Preferred Stock representing the Shares not so converted) to the Buyer via overnight express courier, by electronic transfer or otherwise, within three business days after receipt by the Company of a Notice of Conversion and the original Preferred Stock certificates (the "Delivery Date").

     c. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Delivery Date could result in economic loss to the Buyer. As compensation to the Buyer for such loss, the Company agrees to pay Buyer or holder for late issuance and delivery of the Shares upon conversion in accordance with the following schedule, where "No. Business Days Late" is defined as the number of business days beyond three (3) business days from the Delivery Date.

[

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                                        7

                                           Late Payment For
                                         Each $10,000 Preferred
      No. Business Days Late              Share Being Converted
      ----------------------              ---------------------
               1                                   0
               2                                   0
               3                                   $50
               4                                   $100
               5                                   $150
               6                                   $200
               7                                   $250
               8                                   $300
               9                                   $400
              10                                   $500
(less than)   10                                   $500 plus $50 for each
                                                        Business Day Late
                                                        beyond 10 days

     The Company shall pay by check any late payments to Buyer or holder incurred under this section and deliver such payments by overnight courier on the 15th and last day of each month. The amount of such payment shall include amounts owed under this section through the 14th and next to last day of each month. Alternatively, Buyer or holder may elect to receive payment in Shares at the conversion rate detailed in the Statement of Resolution for the Preferred Stock.

     Furthermore, in addition to any other remedies which may be available to the Buyer, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within five business days after the Delivery Date, the Buyer will be entitled at its option to revoke the relevant Notice of Conversion by delivering notice to such effect to the Company whereupon the Company and the Buyer shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.


     6. DELIVERY INSTRUCTIONS.

     The Preferred Stock shall be delivered by the Company to the Escrow Agent pursuant to Section I (b) hereof, or a delivery against payment basis on the Closing Date and on each Additional Closing Date.


     7. CLOSING DATES.

     The date and time of the issuance and sale to Buyer(s) of its initial $1,500,000 closing of Preferred Stock (the "Closing" or "Issuance") shall occur upon the fulfillment or waiver of all closing conditions pursuant to Sections 8 and 9, and no later than 5 PM New York time on December 24, 1997; and the closing of the second $1,500,000 of Preferred Stock (the "Additional Closing Date") shall occur in a manner consistent with Section 4.g. and no sooner than 12:00 Noon, New York time within 20 NYSE trading days after the registration of the Company's Common Stock underlying the Preferred Stock anticipated to be issued on the Additional Closing Date, or the placing of additional shares of Series A Preferred or Common Stock acceptable to Buyer to ensure the timely conversion of Buyer's Preferred Stock holdings, or such other mutually agreed to time. The closing shall occur on such date at the offices of the Escrow Agent. Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the funds representing the Purchase Price for the Preferred Stock, and the Preferred Stock only upon satisfaction of the conditions set forth in Section 8 hereof for each Closing.


     8. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The Buyer understands that the Company's obligation to sell the Preferred Stock on the Closing Date and Additional Closing Date to the Buyer pursuant to this Agreement is conditioned upon:

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                                        8

     a. The receipt and acceptance by the Company of such an agreement as evidenced by execution of this Agreement by the Company for One Million Five Hundred Thousand Dollars ($1,500,000) for its initial Closing Date, and One Million Five Hundred Thousand Dollars ($1,500,000.00) in Preferred Stock for the Additional Closing Date (or such lesser amount as the Company, in its sole discretion, shall determine);

     b. Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the purchase price for the Preferred Stock in accordance with Section 1 (c) hereof for each separate Closing;

     c. The accuracy on the Closing Date and Additional Closing Date(s) of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date and Additional Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date and Additional Closing Date;

     d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

     9. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

     The Company understands that the Buyer's obligation to purchase the Preferred Stock on the Closing Date and Additional Closing Date is conditioned upon:

     a. Acceptance by Buyer of this Agreement for the sale of Preferred Stock, as indicated by the execution of this Agreement;

     b. Delivery by the Company to the Escrow Agent of the Preferred Stock in accordance with this Agreement;

     c. The accuracy in all material respects on the Closing Date and Additional Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and Additional Closing Date and the performance by the Company on or before the Closing Date and Additional Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date and Additional Closing Date; and

     d. On the Closing Date and Additional Closing Date, the Buyer having received an opinion of counsel from Company, dated the Closing Date and Additional Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in Annex III attached hereto, and Company's granting of registration rights as enumerated in the Registration Rights Agreement annexed hereto as Annex IV.


     10. GOVERNING LAW: MISCELLANEOUS.

     This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based onto non conveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.


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                                        9

     11. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given, (i) on the date delivered, (a) by personal delivery, or (b) if advance copy is given by fax, (ii) seven business days after deposit in the United States Postal Service by regular or certified mail, or (iii) three business days mailing by international express courier, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:    Harvest Restaurant Group, Inc.       with a copy to:
            1250 N.E. Loop 410, Suite 335        Gary Agron, Esq..
            San Antonio, TX  75202               5445 DTC Parkway, Suite 520
            Attention: President                 Englewood, CO  80111
            Telecopier No.: (210) 824-3398       Telecopier No.: (303) 770-7257

PURCHASER:     At the address set forth on the signature page of this Agreement.

ESCROW AGENT:  Law Offices of Lance Bury
               2035 Crabapple Parc Way
               Roswell, Georgia  30076
               Telecopier No. (770) 518-0916

     12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Company's representations and warranties shall survive the execution and delivery hereof of this Agreement and the delivery of the Preferred Stock. Buyer's representations, to the extent not affected by time, shall also survive the execution and delivery of this Agreement and Buyer's receipt of the Preferred Stock.

     IN WITNESS WHEREOF, This Securities Purchase Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

AGGREGATE PURCHASE PRICE OF BUYER'S PREFERRED STOCK:  TRANCHE 1      $1,500,000
                                                      TRANCHE 2      $1,500,000

                             SIGNATURES FOR ENTITIES

     IN  WITNESS  WHEREOF,   the  undersigned   represents  that  the  foregoing
statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf this __ day of December, 1997.

             SOVEREIGN PARTNERS, LP                      A
             Printed Name of Subscriber
             By: /s/  Steven Hicks
                 ------------------------------
             (Signature of Authorized Person)
             Steven Hicks, President & GP
             230 Park Avenue, Suite 1002
             New York, NY  10069
             Telephone: 212-808-7224
             Telecopier: 212-490-3969

This Agreement has been accepted as of December __, 1997.

HARVEST RESTAURANT GROUP, INC.
By: /s/  William Gallagher
    ------------------------------
Title: Chairman of the Board & CEO


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                                       10

                              NOTICE OF CONVERSION
                      -- Harvest Restaurant Group, Inc. --

                    (To be Executed by the Registered Holder
                in order to Convert its Series B Preferred Stock)

The undersigned hereby irrevocably elects to convert its Series B Preferred Stock (the "Preferred Stock") of Harvest Restaurant Group, Inc. (the "Company"). into shares of Company's series A preferred stock ("Series A Preferred Stock") or common stock ("Common Stock") according to the conditions of the Statement of Resolution and consistent with the provisions of the Securities Purchase Agreement, as of the date written below in connection with the resale of the underlying Series A Preferred Stock or Common Stock. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Series A Preferred Stock or Common Stock issuable to the undersigned upon conversion of the Preferred Stock shall be made in compliance with Regulation D, pursuant to registration of the Series A Preferred Stock or Common Stock under the Securities Act of 1933, as amended (the "Act") or pursuant to an exemption from registration under the Act, subject to any restrictions on sale or transfer set forth in the Securities Purchase Agreement between the Company and the original holder of the Preferred Stock submitted herewith for conversion.

The undersigned hereby confirms that its representations and warranties contained within the Subscription Agreement between the undersigned and the Company (to the extent not affected by the passing of time) are true and correct as of the date of this Notice (including but not limited to the fact that the undersigned is not an underwriter, dealer or other person who participates pursuant to a contractual arrangement in the distribution of the Securities offered or sold in reliance on Regulation D).

                                        Date of Conversion:
                                                           ---------------------

                                        Underlying Security
                                                            --------------------
                                        (Series A Preferred or Common Stock)

                                        Applicable Conversion Price:
                                                                    ------------

                                        Signature:
                                                   -----------------------------

                                        Name:
                                              ----------------------------------


                                        N.Y. Address:
                                                      --------------------------

No shares of Series A Preferred Stock or Common Stock will be issued until the original Preferred Stock Certificate(s) to be converted and the Notice of Conversion are received by the Company or its Transfer Agent. The Holder shall
(i) fax, on or prior to 11:59 p.m., New York City time, on the date of conversion, a copy of this completed and fully executed Notice of Conversion to the Company at the office of the Company or its designated Transfer Agent for the Preferred Stock that the Holder elects to convert and (ii) surrender, to a common courier for delivery to the office of the Company or the Transfer Agent, the original Preferred Stock Certificate(s) representing the Preferred Stock being converted. The Company or its Transfer Agent shall issue shares of Common Stock and surrender them to a common courier for delivery to the Preferred Stock Holder no later than three (3) business days following receipt of a facsimile of this Notice of Conversion and receipt by the Company or its Transfer Agent of the Preferred Stock Certificates) to be converted, pursuant to the terms of the Statement of Resolution and the Securities Purchase Agreement, and shall make payments for the number of business days such issuance and delivery is late, pursuant to the terms of the Securities Purchase Agreement.

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                                       11

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of December 23, 1997 (this "Agreement"), is made by and between Harvest Restaurant Group, Inc., a Texas corporation (the "Company"), and the entity named on the signature page hereto (the "Initial Investor").

                                   WITNESSETH:

     WHEREAS, upon the terms and subject to the conditions of the securities purchase agreement, dated as of December 23, 1997, between the Initial Investor and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Initial Investors $1,500,000 of 7% Series B convertible preferred stock of the Company, $1.00 par value per share ("Series B Preferred Stock") and at Company's option the right to acquire an additional $1,500,000 in an aggregate principal amount not exceeding $3,000,000 (collectively, the "Preferred Stock"), which Preferred Stock will be convertible into shares of (1) the Company's Series A convertible preferred stock, $1.00 par value (the "Series A Preferred Stock") or the Company's common stock, $.00l par value (the "Common Stock"), collectively the conversion shares (the "Conversion Shares") upon the terms and subject to the conditions of such Preferred Stock (and the underlying statement of resolution establishing series of preferred stock (the "Statement of Resolution"); and

     WHEREAS, to induce the Initial Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Conversion Shares;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, Initial Investor and Sterling Capital, LLC hereby agrees as follows:

     1. Definitions

     (a) As used in this Agreement, the following terms shall have the following meanings:

          (i) "Investor" means the Initial Investor and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

          (ii) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

          (iii) "Registrable Securities" means the Conversion Shares and the Warrant Shares.

          (iv) "Registration Statement " means a registration statement of the Company under the Securities Act.

     (b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement or Statement of Resolution.

     2. Registration.

     (a) Mandatory Registration. The Company shall prepare and file with the SEC, no later than thirty (30) days following the December __, 1997 Closing Date under the Securities Purchase Agreement, either a Registration Statement on Form S-3 (or other suitable registration form reasonably acceptable to the Initial Investors) registering for resale by the Investor a sufficient number of shares of Series A Preferred Stock and Common Stock for the Initial Investors (or such lesser number as may be required by the SEC, but in no event less than the number of shares into which the Preferred Stock would be convertible and the Warrants exercisable at the time of filing of the Form S-3 (or other suitable registration form reasonably acceptable to the Initial Investors), or an amendment to any pending Company Registration Statement on Form S-3 (or other suitable registration form acceptable to the Initial Investors), and such Registration Statement or amended Registration Statement shall state that, in accordance with Rule 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Series A Preferred Stock and Common Stock as may become issuable upon conversion of the Preferred Stock and the exercise of the Warrants resulting from adjustment in the conversion price, or to prevent dilution resulting from stock splits, or stock dividends), which Registration Statement shall be declared effective no later than 90 days after the Closing Date. If at any time the number of shares of Series A Preferred Stock or Common Stock into which the Preferred Stock may be converted exceeds the aggregate number of shares of Series A Preferred Stock or Common Stock then registered, the Company shall, within ten (10) business days after Company becomes aware of such circumstances, either (i) amend the Registration Statement filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective by the SEC at that time, to register all shares of Series A Preferred Stock or Common Stock into which the Preferred Stock may be converted, or (ii) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement on Form S-3 (or other suitable registration form acceptable to a majority of the current Investors) to register the shares of Series A Preferred Stock and Common Stock into which the Preferred Stock may be converted that exceed the aggregate number of shares of Series A Preferred Stock and Common Stock already registered.

     (b) Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the investors acting by majority in interest of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel to represent their interests. The Company shall have the exclusive right to select an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Investors. The Investors who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions and other fees and expenses of such investment banker or bankers and manager or managers so selected in accordance with the Section 2(b) (other than fees and expenses relating to registration of Registrable Securities under federal or state securities laws, which are payable by the Company pursuant to Section 5 hereof) with respect to their Registrable Securities and the fees and expenses of such legal counsel so selected by the Investors.

     If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not effective by ninety (90) days following the initial Closing Date (the "Required Effective Date") (except as provided by the last sentence of section 2a), then the Company will make payments to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b). The amount to be paid by the Company to the Initial Investor shall be determined as of each Computation Date, and such amount shall be equal to one (1 %) percent of the purchase price paid by the Initial Investor for all Preferred Stock then purchased and outstanding pursuant tothe Securities Purchase Agreement for any period from the Required Effective Date to the first Computation Date, and three (3 %) percent to each Computation Date thereafter, until the Registration Statement is declared effective by the SEC (the "Periodic Amount"). The full Periodic Amount shall be paid by the Company in immediately available funds within three business days after each Computation Date. Notwithstanding the foregoing, the amounts payable shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Initial Investor or its counsel, or in the event all of the Registrable Securities may be sold pursuant to Rule 144 Closing Date, a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a), above, and thereafter use its best efforts to cause each Registration Statement relating to Registrable Securities to become effective ninety (90) days after the Closing Date, and keep the Registration Statement effective at all times until the earliest (the "Registration Period") of (i) the date that is three years after the Closing Date (ii) the date when the Investors may sell all Registrable Securities under Rule 144 or (iii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     (b)Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

     (c) Furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

     (d) Use reasonable efforts to (I) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request and in which significant volumes of shares of Common Stock are traded, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to use such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all time during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registraable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (B) subject itself to general  taxation in any such  jurisdiction,
(C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause more than nominal expense or burden to the Company or (E) make any change in its articles of incorporation or by-laws, which in each case the Board of Directions of the Company determines to be contrary to the best interests of the Company and its stockholders;.

     (e) As promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

     (f) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

     (g) Use its best efforts to maintain the designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("NASDAQ") "Small Capitalization" within the meaning of Rule 1lAa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the NASDAQ Small Cap Market; to arrange for at least two market makers to register or maintain registration with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

     (h) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

     (i) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel; and

     (j) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

     4 Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

     (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the fling date the Company has not received the Requested Information from an Investor (a "NonResponsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor, and the Company shall have no further obligation to register such Non-Responsive
Investor's Registrable Securities with such Registration Statement; provided that, such Investor may piggyback onto a subsequent registration, subject to the payment of any directly incurred expenses, not to exceed $1,000.

     (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement, and such election shall relieve the Company from any further obligation to register such Investor's Registrable Securities, subject to such Investor's rights to piggyback onto a subsequent registration as provided in subsection (a); and

     (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, primers and accounting fees, the fees and disbursements of counsel for the Company and a fee for a single counsel for the Investor not exceeding $3,500, shall be borne by the Company.

     6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person" or "Indemnified Party"), against any losses, claims, damages, liabilities or expenses joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to clause (b) of this
Section 6, the Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (II) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (III) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; or (IV) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Each Investor will indemnify the Company and its officers, directors and agents against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

     (b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Section  6,  deliver  to  the  indemnifying   party  a  written  notice  of  the
commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Indemnified Persons or Indemnified Parties; such legal counsel shall be selected by the Company if an Indemnified Party, or if the Company is not an Indemnified Party, by the Investors holding a majority interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section II (f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8. Reports under Exchange Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and
(iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.


     9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of in excess of fifty (50%) percent or more of the Registrable Securities or Preferred Stock of the Company which is convertible into such securities only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (a) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shallnot be liable for any damages arising from such delay, or the payments set forth in Section 2(c) hereof.

     10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon each Investor and the Company.

     11. Miscellaneous.

     (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, Harvest Restaurant Group, Inc., 1250 N.E. Loop 410, Suite 335, San Antonio, Texas 78209, with a copy to Gary Agron, Esq., Law Offices of Gary Agron, 5445 DTC Parkway, Suite 520, Engelwood, CO 80111, telephone: 303- 770-7254, facsimile:
303-770-7257; (ii) if to the Initial Investor, at the address set forth under its name in the Securities Purchase Agreement, with a copy to Lance T. Bury, Esq., Law Offices of Lance T. Bury, 2035 Crabapple Parc Way, Roswell, GA 30076 and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four (4) calendar days after deposit with the United states Postal Service.

     (c) Except as otherwise provided herein in Section 4, failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based onto non coveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

     (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. A signed copy of this Agreement will be deemed as valid as an original, including a facsimile copy.

     (j) Neither party shall be liable for consequential damages.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

Harvest Restaurant Group, Inc.



By:  /s/  WILLIAM GALLAGHER
     -------------------------
Name: William Gallagher
Title: Chairman/CEO

SOVEREIGN PARTNERS, LP



By: /s/  STEVEN HICKS
    ---------------------------
Name:  Steven Hicks
Title:  President

Portion of 6(b)

In case any such action is brought against any Indemnified Person or Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Person or Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Person or Indemnified Party under this
Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Person or Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action of its final conclusion. The Indemnified Person or Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Person or Indemnified Party. 8@l4@97

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

Warrant to Purchase
135,000 shares

                                     Form of
                        Warrant to Purchase Common Stock
                                       of
                         Harvest Restaurant Group, Inc.

     THIS CERTIFIES that Sterling Capital, LLC or any subsequent ("Holder") hereof, has the right to purchase from Harvest Restaurant Group, Inc., a Texas corporation (the "Company"), not more than 135,000 fully paid and nonassessable shares of the Company's Common Stock, $.01 par value ("Common Stock"), at a price of $____ per share subject to adjustment as provided below (the "Exercise Price"), at any time on or before 11:59 p.m., Atlanta, Georgia time, on December __, 2002.

     The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

     1. Date of Issuance.

          This Warrant shall be deemed to be issued on December __, 1997.

     2. Exercise.

     (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Harvest Restaurant Group, Inc. 1250 N.E. Loop 410 , Suite 335, San Antonio, TX 78209. Attention: Secretary, Telephone No. (210) 824-2496, Telecopy No. (210) 824-3398, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form attached as Exhibit A ("Exercise Form") by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

     (b) Date of Exercise. The Date of Exercise ("Date of Exercise") of this Warrant shall be defined as the date that the advance copy of the Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company within five (5) business days thereafter. The original Warrant and Exercise Form must be received within five
(5) business days of the Date of Exercise, or the exercise may, at the Company's option, be considered void. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

     (c) Cancellation of Warrant. This Warrant shall be canceled upon its Exercise, and, as soon as practical after the Date of Exercise, the Holder hereof shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise, and if this Warrant is not exercised in full, the Holder shall be entitled to receive a new Warrant or Warrants (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

     (d) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to have become the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of such Warrant. Nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company.

     Payment of Warrant Exercise Price.

     The Exercise Price ("Exercise Price") shall equal $_____ x 110% during the first 365 day period ("Initial Exercise Price") or, if the Date of Exercise is later than one year than the Date of Issuance, the lesser of (a) the Initial Exercies Price or (b) the "Lowest Reset Price," as that term is defined below. The Company shall calculate a "Reset Price" on each anniversary date of the Date of Issuance which shall equal the average Closing Bid Price of the Company's Common Stock for the five (5) trading days ending on such anniversary date of the Date of Issuance x 110% ("Reset Price"). The "Lowest Reset Price" shall equal the lowest Reset Price determined on any anniversary date of the Date of Issuance, taking into account, as appropriate, any adjustments made pursuant to
Section 5 hereof.

     For purposes hereof, the term "Closing Bid Price" shall mean the closing bid price on the Nasdaq Small Cap Market, or if no longer trading on the Nasdaq Small Cap Market, the closing bid price on the principal national securities exchange or the National Market System on which the Common Stock is so traded and if not available, the mean of the high and low prices on the principal national securities exchange or the National Market System on which the Common Stock is so traded.

     Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

     (i) Cash Exercise: cash, certified check or cashiers check or wire transfer; or

     (ii) Cashless Exercise: surrender of this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                           X = Y (A-B)/A

where:   X   =    the number of shares of Common Stock to be issued to Holder.

         Y   =    the number of shares of Common Stock for which this Warrant is being exercised.

         A   =    the Market Price of one (1) share of Common Stock (for
                  purposes of this Section 3(ii), the "Market Price" shall be defined as the average closing price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by the National Association of Securities Dealers
                  Automated Quotation System ("NASDAQ"), or if the Common

                  Stock is not traded on NASDAQ, the price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the average Closing on such exchange. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period.

           B  =   the Exercise Price.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

     4. Transfer and Registration.

     (a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and the Holder of this Warrant shall be entitled to receive a new Warrant or Warrants as to the portion hereof retained.

     (b) Registrable Securities. The Common Stock issuable upon the exercise of this Warrant constitute "Registrable Securities" under the Registration Rights Agreement dated on or about December __, 1997 between the Company and certain investors and, accordingly, has the benefit of the registration rights pursuant to that agreement.

     5. Anti-Dilution Adjustments.

     (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then the Holder hereof, upon Exercise of this Warrant after the record date for the determination of Holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is Exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been Exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

     (b) Recapitalization or Reclassification. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which the Holder hereof shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give the Warrant Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

     (c) Distributions. If the Company shall at any time distribute to Holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding year) then, in any such case, the Holder of this Warrant shall be entitled to receive, upon exercise of this Warrant, with respect to each share of Common Stock issuable upon such Exercise, the amount of cash or evidences of indebtedness or other securities or assets which such Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been Exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board in its discretion) and the denominator of which is such Exercise Price.

     (d) Notice of Consolidation or Merger. If the Company shall at any time consolidate or merge with any other corporation or transfer all or substantially all of its assets, then the Company shall deliver written notice to the Holder of such merger, consolidation or sale of assets at least thirty (30) days prior to the closing of such merger, consolidation or sale of assets and this Warrant shall terminate and expire immediately prior to the closing of such merger, consolidation or sale of assets.

     (e) Exercise Price Defined. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in this Warrant until the occurrence of an event stated in subsection (a), (b) or (c) of this Section 5 and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No such adjustment shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more. No adjustment made pursuant to any provision of this Section 5 shall have the effect of increasing the total consideration payable upon Exercise of this Warrant in respect of all the Common Stock as to which this Warrant may be exercised.

     (f) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 5, the Holder of this Warrant shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

     6. Fractional Interests.

     No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, the Holder hereof would be entitled a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher number of shares.

     7. Reservation of Shares.

     The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for Exercise and payment of the Exercise Price of this Warrant. The Company covenants and agrees that upon Exercise of this Warrant, all shares of Common Stock issuable upon such Exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

     8. Restrictions on Transfer.

     (a) Registration or Exemption Required. This Warrant and the Common Stock issuable on Exercise hereof have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of registration or the availability of an exemption from registration under said Act. All shares of Common Stock issued upon Exercise of this Warrant shall bear an appropriate legend to such effect, if applicable.

     (b) Assignment. Assuming the conditions of (a) above regarding registration or exemption have been satisfied, the Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

     (c)  Investment   Intent.  The  Warrant  and  Common  Stock  issuable  upon
conversion are intended to be held for investment purposes and not with an intent to distribution, as defined in the Act.

     9. Benefits of this Warrant.

     Nothing in this Warrant shall be construed to confer upon any person other than the Company and the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Holder of this Warrant.

     10. Applicable Law.

     This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to conflict of law provisions thereof.

     11. Loss of Warrant.

     Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     12. Notice or Demands.

Notices or demands pursuant to this Warrant to be given or made by the Holder of this Warrant to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, Harvest Restaurant Group, Inc., 1250 N.E. Loop 410, Suite 335, San Antonio, Texas 78209, Attention: Secretary, Telephone No. (210) 824-2496, Telecopy No.
(210) 824-3398. Notices or demands pursuant to this Warrant to be given or made by the Company to or on behalf of the Holder of this Warrant shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to Sterling Capital, LLC,
Attn: Lance Bury, address: 1117 Perimeter Center West, Suite 510East, Atlanta, Georgia 30338, Telephone No. (770) 392-3332, Telecopy No. (770) 518-0916, until another address is designated in writing by Holder.


     IN WITNESS WHEREOF, this Warrant issued to Sterling Capital, LLC is hereby executed and effective as of the date set forth below.

     Dated as of _____________, 1997 HARVEST RESTAURANT GROUP, INC.

                                          By:  ________________________________

                                   Print Name: ________________________________

                                        Title: ________________________________

                                    EXHIBIT A

                                  EXERCISE FORM

                       TO: HARVEST RESTAURANT GROUP, INC.

     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock HARVEST RESTAURANT GROUP, INC. a Texas corporation, evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of such Common Stock, except in accordance with the provisions of Section 8 of the Warrant, and consents that the following legend may be affixed to the stock certificates for the Common Stock hereby subscribed for, if such legend is applicable:

         "The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any provincial or state securities law, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of until either (i) a registration statement under the Securities Act and applicable provincial or state securities laws shall have become effective with regard thereto, or (ii) an exemption from registration under the Securities Act or applicable provincial or state securities laws is available in connection with such offer, sale or transfer."

     The undersigned requests that stock certificates for such shares be issued, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below:


Dated:

--------------------------------------------------------------------------------
                         Signature of Registered Holder


--------------------------------------------------------------------------------
                        Name of Registered Holder (Print)


--------------------------------------------------------------------------------
                                     Address

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT B

                                   ASSIGNMENT

                    (To be executed by the registered Holder
                        desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of HARVEST RESTAURANT GROUP, INC. evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:                                           ______________________________
                                                            Signature


Fill in for new Registration of Warrant:

----------------------------------------
                  Name

----------------------------------------
                  Address

----------------------------------------
Please print name and address of assignee
(including zip code number)

--------------------------------------------------------------------------------




NOTICE

The signature to the foregoing Exercise Form or Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

Warrant to Purchase
15,000 shares

                                     Form of
                        Warrant to Purchase Common Stock
                                       of
                         Harvest Restaurant Group, Inc.

     THIS CERTIFIES that Dunwoody Brokerage Services, Inc. or any subsequent ("Holder") hereof, has the right to purchase from Harvest Restaurant Group, Inc., a Texas corporation (the "Company"), not more than 15,000 fully paid and nonassessable shares of the Company's Common Stock, $.01 par value ("Common Stock"), at a price of $____ per share subject to adjustment as provided below (the "Exercise Price"), at any time on or before 11:59 p.m., Atlanta, Georgia time, on December __, 2002.

     The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

     1. Date of Issuance.

         This Warrant shall be deemed to be issued on December __, 1997.

     2. Exercise.

     (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Harvest Restaurant Group, Inc. 1250 N.E. Loop 410 , Suite 335, San Antonio, TX 78209. Attention: Secretary, Telephone No. (210) 824-2496, Telecopy No. (210) 824-3398, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form attached as Exhibit A ("Exercise Form") by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

     (b) Date of Exercise. The Date of Exercise ("Date of Exercise") of this Warrant shall be defined as the date that the advance copy of the Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company within five (5) business days thereafter. The original Warrant and Exercise Form must be received within five
(5) business days of the Date of Exercise, or the exercise may, at the Company's option, be considered void. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

12.      Notice or Demands.

Notices or demands pursuant to this Warrant to be given or made by the Holder of this Warrant to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, Harvest Restaurant Group, Inc., 1250 N.E. Loop 410, Suite 335, San Antonio, Texas 78209, Attention: Secretary, Telephone No. (210) 824-2496, Telecopy No.
(210) 824-3398. Notices or demands pursuant to this Warrant to be given or made by the Company to or on behalf of the Holder of this Warrant shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to Dunwoody Brokerage
Services, Inc., 8309 Dunwoody Place, Atlanta, GA 30350 Telephone No. (770) 640-0011, Telecopy No. (770) 993-1324, until another address is designated in writing by Holder.


     IN WITNESS WHEREOF, this Warrant issued to Dunwoody Brokerage Services, Inc. is hereby executed and effective as of the date set forth below.

     Dated as of December __, 1997 HARVEST RESTAURANT GROUP, INC.

                                           By: ________________________________

                                   Print Name: ________________________________

                                        Title: ________________________________

                      AUTHORIZATION/DESIGNATION OF WARRANTS




     I, Robert Hopkins, as President of Dunwoody Brokerage Services, Inc. ("Dunwoody"), hereby authorize and designate the issuance of the warrants exercisable into the common stock of Harvest Restaurant Group, Inc. issuable to Dunwoody pursuant to the Engagement Letter to raise $2.0 - $3.0 million in two tranches as follows:

1    10% of the Warrants:  Issuable to Dunwoody Brokerage Services, Inc.
1    90% of the Warrants: Issuable to Sterling Capital, LLC


     I agree that a signed facsimile copy of this Authorization/Designation shall be valid as an original.


     Executed this __ day of December 1997.


-----------------------------
Robert L. Hopkins, President